Exhibit 10.18
Amendment dated January 28, 2002 to Death Benefits Agreement between NBT Bancorp
     Inc., NBT Bank, National Association and Daryl R. Forsythe made August 22, 1995.


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                      AMENDMENT TO DEATH BENEFITS AGREEMENT

     THIS AGREEMENT (this "Agreement") is made and entered into effective as of the 28 day of January, 2002, by and among NBT BANCORP INC., a Delaware corporation, and NBT Bank, N.A., a national banking association organized under the laws of the United States (hereinafter referred to collectively as the "Bank"), Daryl R. Forsythe (the "Employee").

               WHEREAS, the Bank and the Employee have entered to that certain Death Benefits Agreement dated as of August 22, 1995 (the "1995 Agreement");

               WHEREAS, the 1995 Agreement may be amended by a written instrument signed by the Bank and the Employee; and

               WHEREAS, the Bank and the Employee desire to amend the 1995 Agreement as set out in this Agreement.

               NOW,  THEREFORE,  the  parties  agree  as  follows:

               1. Section 1 of Article IX of the 1995 Agreement is amended to read in its entirety as follows:

     1. THIS AGREEMENT MAY BE TERMINATED AT ANY TIME WHILE THE EMPLOYEE IS LIVING BY A WRITTEN INSTRUMENT SIGNED BY THE BANK AND THE EMPLOYEE, PROVIDED, THAT THE BANK MAY TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO THE EMPLOYEE AT ANY TIME AFTER THE EMPLOYEE HAS CEASED TO BE THE CHAIRMAN OF THE BANK OTHER THAN BECAUSE OF HIS DEATH; AND, IN ANY EVENT, THIS AGREEMENT WILL TERMINATE UPON TERMINATION OF THE EMPLOYEE'S EMPLOYMENT WITH THE BANK FOR ANY REASON OTHER THAN HIS DEATH.

               2. The following new sentence is added to the end of Article X of the 1995 Agreement:

     WITHOUT LIMITING THE FOREGOING, FOLLOWING TERMINATION OF THIS AGREEMENT, TO THE EXTENT PERMITTED BY THE POLICY, THE BANK MAY DESIGNATE ANY OFFICER OR OTHER EMPLOYEE OF THE BANK AS THE INSURED UNDER THE POLICY AND MAY CONTINUE THIS AGREEMENT WITH SUCH OFFICER OR EMPLOYEE.

               3. The foregoing amendments shall be effective upon the date of this Agreement.

     4. In other respects, the 1995 Agreement shall continue in full force and effect.
The  parties  hereby  execute  this  Agreement  as  follows:

                                NBT BANCORP INC.



                                By: /s/ Andrew Kowalczyk Jr.

Date:  1/28/02                          Its:  Chairman  Compensation  Committee


                                NBT BANK, NATIONAL ASSOCIATION



                                By: /s/ Michael J. Chewens

Date:  1/28/02                          Its:  Secretary



Date:  1/28/02                  /s/  Daryl  R.  Forsythe
                                DARYL R. FORSYTHE


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